SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 25, 2001
Date of report (Date of earliest event reported)

ON Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona	85008

(Address of principal executive offices)	(Zip Code)

602-244-6600
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated July 25, 2001 titled “ON Semiconductor Announces Second Quarter 2001 Results.”

Item 7.    Financial Statements, Pro Forma
                Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated July 25, 2001 titled “ON Semiconductor Announces Second Quarter 2001 Results.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: July 25, 2001	By:	/S/ DARIO SACOMANI Dario Sacomani Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated July 25, 2001 titled “ON Semiconductor Announces Second Quarter 2001 Results.”

4